Exhibit 99.1

Ballantyne Strong, Inc. Announces Planned Name Change to

FG Group Holdings Inc. and Planned Completion of Its Reincorporation to Nevada

- Ticker symbol to change from BTN to FGH on NYSE American -

Charlotte, NC – December 15, 2022 – Ballantyne Strong, Inc. (NYSE American: BTN) (the “Company” or “Ballantyne Strong”) today announced that the Company plans to change its name to FG Group Holdings Inc., effective after trading on Friday, December 23, 2022. In conjunction with the name change, the Company’s common stock is expected to begin trading on the NYSE American exchange under the new ticker symbol “FGH” at the opening of trading on Tuesday, December 27, 2022. The name change was previously approved by the Company’s stockholders at the 2021 Annual Meeting of Stockholders.

Kyle Cerminara, Chairman of Ballantyne Strong and CEO of Fundamental Global®, commented, “We have made tremendous progress evolving our business model, and the new name better reflects our strategy of deploying capital to strong businesses across diverse, growing end markets. The business is now well-positioned, and we are driving improving operating results reflected most recently in our 68% growth in third quarter revenue. Strong Entertainment is seeing momentum driven by a robust cinema release schedule and laser upgrade cycle and FG Financial, Firefly and GreenFirst Forest Products continue to execute well against their business plans. We look forward to driving sustained long-term value for our shareholders.”

Mark Roberson, CEO of Ballantyne Strong, commented, “This name change is a natural next step for our business given our refined strategy focused on diverse businesses in attractive end markets. All of our companies are performing well, and we are well positioned to continue driving growth and value for our shareholders.”

The Company also announced that it intends to complete its reincorporation from Delaware to Nevada, as approved by stockholders at the Company’s 2022 Annual Meeting of Stockholders on December 6, 2022, also effective after trading on Friday, December 23, 2022. The Company estimates that incorporating in Nevada will, among other things, mitigate costs and help the Company attract and retain qualified management by reducing the risk of frivolous lawsuits being filed against the Company and its directors and officers.

About Ballantyne Strong, Inc.

Ballantyne Strong, Inc. (www.ballantynestrong.com) is a diversified holding company with operations and holdings across a broad range of industries. The Company’s Strong Entertainment segment is the largest premium screen supplier in North America, provides technical support services and related products and services to the cinema exhibition industry, and recently launched its studio operations to produce content for streaming and other entertainment outlets. Ballantyne Strong holds equity stakes in Firefly Systems, Inc., GreenFirst Forest Products Inc. (TSX: GFP), and FG Financial Group, Inc. (Nasdaq: FGF), as well as real estate through its Digital Ignition operating business.

About Fundamental Global®

Fundamental Global® is a private partnership focused on long-term strategic holdings. Fundamental Global® was co-founded by former T. Rowe Price, Point72 and Tiger Cub portfolio manager Kyle Cerminara and former Chairman and CEO of TD Ameritrade, Joe Moglia. Its current holdings include FG Financial Group Inc. (Nasdaq:FGF), (NASDAQ: FGFPP), Ballantyne Strong, Inc. (NYSE American:BTN), BK Technologies Corp. (NYSE American:BKTI), GreenFirst Forest Products, Inc. (TSX:GFP), FG Merger Corp. (Nasdaq:FGMC), FG Acquisition Corp. (TSX:FGAA), OppFi Inc., Hagerty Inc., and FG Communities, Inc.

The FG® logo is a registered trademark of Fundamental Global®.

Forward-Looking Statements

In addition to the historical information included herein, this press release includes forward-looking statements which involve a number of risks and uncertainties, including but not limited to those discussed in the “Risk Factors” section contained in Item 1A in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on March 24, 2022, and the following risks and uncertainties: the negative impact that the COVID-19 pandemic has already had, and may continue to have, on the Company’s business and financial condition; the general economic impact of the current geopolitical environment, including the ongoing military conflict in Ukraine and the impact of related sanctions being imposed by the U.S. Government and the governments of other countries; the Company’s ability to maintain and expand its revenue streams to compensate for the lower demand for the Company’s digital cinema products and installation services; potential interruptions of supplier relationships or higher prices charged by suppliers; the Company’s ability to successfully compete and introduce enhancements and new features that achieve market acceptance and that keep pace with technological developments; the Company’s ability to successfully execute its capital allocation strategy or achieve the returns it expects from these holdings; the Company’s ability to maintain its brand and reputation and retain or replace its significant customers; challenges associated with the Company’s long sales cycles; the impact of a challenging global economic environment or a downturn in the markets (such as the current economic disruption and market volatility generated by the ongoing COVID-19 pandemic and geopolitical environment); economic and political risks of selling products in foreign countries (including tariffs); risks of non-compliance with U.S. and foreign laws and regulations, potential sales tax collections and claims for uncollected amounts; cybersecurity risks and risks of damage and interruptions of information technology systems; the Company’s ability to retain key members of management and successfully integrate new executives; the Company’s ability to complete acquisitions, strategic investments, entry into new lines of business, divestitures, mergers or other transactions on acceptable terms, or at all; the impact of the COVID-19 pandemic and the current geopolitical tension and related sanctions on the companies in which the Company holds equity stakes; the Company’s ability to utilize or assert its intellectual property rights, the impact of natural disasters and other catastrophic events (such as the ongoing COVID-19 pandemic or the ongoing military conflict in Ukraine); the adequacy of insurance; the impact of having a controlling stockholder and vulnerability to fluctuation in the Company’s stock price. Given the risks and uncertainties, readers should not place undue reliance on any forward-looking statement and should recognize that the statements are predictions of future results which may not occur as anticipated. Many of the risks listed above have been, and may further be, exacerbated by the COVID-19 pandemic, its impact on the cinema and entertainment industry, and general economic conditions, including the ongoing military conflict in Ukraine and related sanctions, such as inflationary pressures and disruptions in the global supply chain and the worsening economic environment. Actual results could differ materially from those anticipated in the forward-looking statements and from historical results, due to the risks and uncertainties described herein, as well as others not now anticipated. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such factors on the Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Except where required by law, the Company assumes no obligation to update, withdraw or revise any forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements.

For Investor Relations Inquiries:

Mark Roberson	John Nesbett / Jennifer Belodeau
Ballantyne Strong, Inc. - Chief Executive Officer	IMS Investor Relations
704-994-8279	203-972-9200
IR@btn-inc.com	jnesbett@institutionalms.com